UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2026

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Rio Grande Drive, Suite 200

Castle Rock, CO 80104

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name and former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 – Termination of a Material Definitive Agreement.

On September 21, 2026, Riot Platforms, Inc. (the “Company”) completed the full voluntary prepayment of all outstanding principal amounts under the Second Amended and Restated Credit Agreement, dated as of April 21, 2026 (the “Credit Agreement”), by and between the Company, as borrower, and Coinbase Credit, Inc., as lender, collateral agent, and administrative agent (the “Lender”). In connection with such prepayment, all obligations of the Company under the Credit Agreement were satisfied and discharged, and the Credit Agreement was terminated. All capitalized terms used but not defined herein have the meanings ascribed to them in the Credit Agreement.

The Credit Agreement, which the Company previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2026, provided for a multiple draw-down secured term loan facility in an aggregate principal amount of up to $200 million (the “Loan”), secured by a pledge of the Company’s financial assets, including bitcoin, USDC, and cash, held in the custody of Coinbase Custody Trust Company, LLC.

The Company delivered notice of the prepayment to the Lender pursuant to the Credit Agreement and paid in full the outstanding principal amount of the Loan, and all accrued and unpaid interest thereon through September 21, 2026. As the prepayment date of September 21, 2026, falls after the four-month anniversary of the Original Maturity Date, the applicable Day Count Fraction used to calculate the early termination fee under the Credit Agreement was zero, and accordingly no early termination fees or penalties were incurred by the Company in connection with the prepayment or termination.

Concurrently with the prepayment described above, the Credit Agreement and the Lender’s commitment to make further loans thereunder terminated, and the security interests granted by the Company in favor of the Lender under the Collateral Documents were released.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Agreement, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2026.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Jason Chung
Name:	Jason Chung
Title:	Chief Financial Officer

Date: September 25, 2026